APRIL 27, 2026
SUPPLEMENT TO
HARTFORD DIVIDEND AND GROWTH HLS FUND SUMMARY PROSPECTUS
DATED APRIL 30, 2025
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective April 30, 2026, Brian J. Schmeer, CFA will no longer serve as a portfolio manager for the Hartford Dividend and Growth HLS Fund. Matthew G. Baker and Nataliya Kofman will remain as portfolio managers for the Hartford Dividend and Growth HLS Fund.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7779
April 2026